Investments in Marketable Debt Securities, Available-for-Sale - Amortized Cost and Fair Value of Marketable Securities, Available-for-sale, by Contractual Maturity (Details) $ in Thousands	12 Months Ended
Dec. 31, 2022 USD ($)
Investments, Debt and Equity Securities [Abstract]
Amortized cost, Due in one year or less	$ 51,387
Fair value, Due in one year or less	$ 50,648
Weighted average contractual maturity (in years)	3 months 18 days